                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2007
                                                           -------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        United States                 0-50801            84-1655232
        -------------                 -------            ----------
(State or other jurisdiction of     (Commission          (IRS Employer
 incorporation or organization)     File Number)         Identification No.)


803 Main Street, Willimantic, Connecticut                06226
-----------------------------------------                -----
(Address of principal executive offices)                 (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS
            ------------

      On April 2, 2007, SI Financial Group, Inc., the holding company for Savings Institute Bank and Trust Company (the "Bank"), issued a press release to announce that the Bank had exercised its right to terminate its definitive agreement to acquire Fairfield Financial Mortgage Group, Inc. of Danbury, Connecticut, because the transaction had failed to close by March 31, 2007. The press release announcing the termination is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Shell Company Transactions: Not applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated April 2, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SI FINANCIAL GROUP, INC.



Date: April 3, 2007                     By:/s/ Rheo A. Brouillard
                                           -------------------------------------
                                           Rheo A. Brouillard
                                           President and Chief Executive Officer